UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 4

To

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor, New York, New York 10022
(Address, including zip code, of Principal Executive Offices)
(212) 415-6500
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 28, 2013, American Realty Capital Properties, Inc. (“ARCP”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Report”), in part, for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated May 28, 2013, with CapLease, Inc. (the “Company”), a Maryland Corporation, Safari Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of ARCP (“Merger Sub”), Caplease, LP (the “Company OP”), a Delaware limited partnership and the operating partnership of the Company, CLF OP General Partner, LLC, a Delaware limited liability company and the sole general partner of the Company OP, and ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of ARCP (the “ARCP OP”). The Merger Agreement provided for (i) the merger of the Company with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of ARCP (the “Merger”), and (ii) the merger of the Company OP with and into the ARCP OP, with the ARCP OP surviving (the “Partnership Merger” and together with the Merger, the “Mergers”). On June 14, 2013, ARCP filed Amendment No. 1 to the Initial Report (“Amendment No. 1”) for the purpose of filing the Company’s audited and unaudited historical financial statements required by Item 9.01(a) of Form 8-K and unaudited pro forma consolidated financial statements of ARCP and the Company, as required by Item 9.01(b) of Form 8-K, updated through March 31, 2013. On October 15, 2013, ARCP filed Amendment No. 2 to the Initial Report (“Amendment No. 2”) for the purpose of filing unaudited pro forma consolidated financial information reflecting the financial statements of ARCP and the Company through June 30, 2013, as required by Item 9.01(b) of Form 8-K. On November 1, 2013, ARCP filed Amendment No. 3 to the Initial Report (“Amendment No. 3”) for the purpose of filing the Company’s unaudited historical financial statements required by Item 9.01(a) of Form 8-K for the period ended June 30, 2013. ARCP completed its acquisition of the Company on November 5, 2013. However, the acquisition occurred following the close of the Company’s financial reporting period ended September 30, 2013 and the Company’s financials have yet to be included in ARCP’s historical financial statements. Therefore, the purpose of this Amendment No. 4 to the Initial Report (“Amendment No. 4”) is to provide updated historical financial information of the Company for the quarter ended September 30, 2013. This Amendment No. 4 does not make any other changes to the Initial Report, Amendment No. 1, Amendment No. 2 or Amendment No. 3.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 to this Amendment No. 4 are the Company’s unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 as filed with the SEC on November 12, 2013.

(d) Exhibits

Exhibit No.	Description
99.1	The Company’s Unaudited Financial Statements from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

November 18, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors